Sub-Item 77Q1(g)

Agreements and Plans of Reorganization. Incorporated by reference to Combined Prospectus/Proxy Statement on Form N-14 filed on
April 11, 2012 (Accession Numbers 0001193125-12-159035 and
0001193125-12-159036.)